UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2023

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 11, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of Midwest Energy Emissions Corp. (the “Company”) approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm effective immediately and the engagement of Rosenberg Rich Baker Berman, P.A. (“RRBB P.A.”) as its new independent registered public accounting firm as of and for the year ended December 31, 2023.  As previously reported, Marcum was engaged as the Company’s independent registered accounting firm on August 3, 2022. As described below, the change in independent registered public accounting firm is not the result of any disagreement with Marcum.

Marcum reported on the Company’s financial statements for the fiscal year ended December 31, 2022. Marcum’s audit report on the financial statements for the fiscal year ended December 31, 2022 did not provide an adverse opinion or a disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

                During the year ended December 31, 2022 and any subsequent interim periods through June 30, 2023, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Marcum, would have caused it to make reference thereto in their report.  Furthermore, except for the identification of the material weaknesses described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the U.S. Securities and Exchange Commission ("SEC") on May 15, 2023, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K for the Company for the last fiscal year nor subsequently up to the date of termination of Marcum.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent periods through June 30, 2023, neither the Company nor anyone on its behalf has consulted with RRBB P.A. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RRBB P.A. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of the disclosures in this Form 8-K and requested that Marcum furnish the Company with a letter addressed to the SEC, stating whether it agrees with the statements made herein and if not, stating in what respects it does not agree.  A copy of this letter, dated September 14, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1*	Letter of Marcum LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: September 14, 2023	By:	/s/ Richard MacPherson
Richard MacPherson President and Chief Executive Officer

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